Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 2001-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2001-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) December 26, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                            BCMSC Trust Series 2001-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                     Page 1 of 9
                           Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2001-A on December 17, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on December 17, 2001 on the Series 2001-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                  BY:    /s/ Robert Gillespie
                                        Robert Gillespie
                                        Title: President

Dated: December 26, 2001

I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                       $ 324,163,208.88
     (B)Initial Certificates Principal Balance                                               $ 314,438,000.00
        (i) Initial Class A-1  Certificate Principal Balance      $ 243,122,000.00
                               Certificate Amount Percentage                                       75.00%
                               Certificate Pass-through Rate                                        6.81%
        (ii)Initial Class A-2  Certificate Principal Balance                 $ -
                               Certificate Amount Percentage                                        0.00%
                               Certificate Pass-through Rate                                        0.00%
        (iiiInitial Class A-3  Certificate Principal Balance                 $ -
                               Certificate Amount Percentage                                        0.00%
                               Certificate Pass-through Rate                                        0.00%
        (iv)Initial Class A-4  Certificate Principal Balance                 $ -
                               Certificate Amount Percentage                                        0.00%
                               Certificate Pass-through Rate                                        0.00%
        (v) Initial Class M-1  Certificate Principal Balance      $ 24,312,000.00
                               Certificate Amount Percentage                                        7.50%
                               Certificate Pass-through Rate                                        7.94%
        (vi)Initial Class M-2  Certificate Principal Balance      $ 17,829,000.00
                               Certificate Amount Percentage                                        5.50%
                               Certificate Pass-through Rate                                        8.27%
        (viiInitial Class B-1  Certificate Principal Balance      $ 12,967,000.00
                               Certificate Amount Percentage                                        4.00%
                               Certificate Pass-through Rate                                        9.50%
        (viiInitial Class B-2  Certificate Principal Balance      $ 16,208,000.00
                               Certificate Amount Percentage                                        5.00%
                               Certificate Pass-through Rate                                        9.50%

     (C)Initial Weighted Average Coupon (WAC)                                                      12.10%
     (D)Initial Weighted Average Original Maturity (WAOM)                                          294.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                          288.00 months
     (F)Initial Number of Receivables                                                               8,394
     (G)Servicing Fee Rate                                                                          1.00%
     (H)Credit Enhancement
        (i) Reserve Fund Initial Deposit Percentage                                                 0.00%
        (ii)Reserve Fund Target %                                                                   0.00%
        (iiiTarget Overcollateralization Percentage Prior to Crossover Date                         5.00%
        (iv)Target Overcollateralization Percentage After Crossover Date                            8.75%
        (v) Target Overcollateralization Floor                                                      1.25%
        (vi)Target Credit Enhancement % Prior to Crossover Date                                     5.00%
        (viiTarget Credit Enhancement % After Crossover Date                                        8.75%
        (viiTarget Credit Enhancement Floor                                                         1.25%
        (ix)Target Credit Enhancement Amount                                                 $16,208,160.44
     (I)Crossover Date Tests
            Earliest Crossover Date                                                              Feb-2006
            Percent of Initial Suboridnation Percentage                                           189.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                        0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                      $ 307,201,904.36
     (B)Beginning Pool Factor                                                                  94.767665%
     (C)Ending Pool Schedule Balance                                                         $ 302,838,441.77
     (D)Ending Pool Factor                                                                     93.421596%
     (E)Ending Total Certificate Balance (after Current Distributions)                       $ 286,630,281.33
     (F)Current Overcollateralization Amount (after Current Distributions)                   $16,208,160.44
     (G)Weighted Average Coupon (WAC)                                                              12.18%
     (H)Weighted Average Remaining Maturity (WAM)                                                  277.72 months
     (I)Ending Number of Receivables                                                                8,020


III. COLLECTION CALCULATIONS

     (A)Interest

        (i) Scheduled Interest Collections during Current Period                             2,727,005.59
        (ii)Paid Ahead Interest Collections applied to Current Period                           70,738.53
        (iiiNet Servicer Advance                                                               278,852.84
        (iv)Liquidation Proceeds Attributable to Interest                                       45,126.26
        (v) Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)      9,130.47
        (vi)Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
        (viiRecoveries on Previously Liquidated Contracts                                               -
                                                                                             -------------
                                                                                             -------------
        (viiTotal Interest Amount Available for Distribution                                 3,130,853.69

     (B)Principal

        (i) Scheduled Principal Collections                                                    260,608.91
        (ii)Full and Partial Principal Prepayments                                           1,962,254.89
        (iiiPaid Ahead Principal Collections Applied to Current Period                           2,519.97
        (iv)Net Servicer Advance                                                                23,636.11
        (v) Liquidation Proceeds Attributable to Principal                                     434,302.86
        (vi)Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)     1,009,854.72
        (viiRepurchase Proceeds Attributable to Principal  (Delinquent Loans)                        0.00
        (viiOther Principal Amounts                                                                  0.00
                                                                                             -------------
                                                                                             -------------
        (ix)Total Principal Amount Available for Distribution                                3,693,177.46


IV.  DISTRIBUTION CALCULATIONS

     (A)    Total Interest Available for Distribution                                        3,130,853.69
     (B)    Total Principal Available for Distribution                                       3,693,177.46
     (C)    Reserve Fund Draw Amount Required                                                        0.00
     (D)    Draw on Letter of Credit for Interest Distribution                                   0.00
            Less:
            Monthly Servicing Fee                                                              256,001.59
            Reimbursement to Servicer for Liquidation Expense                                        0.00
            Late Payment Fees, Extension Fees and Other Permitted Fees                               0.00
            Other Permitted Withdrawals from Certificate Account                                     0.00
                                                                                             -------------
                                                                                             -------------
            Available Distribution Amount                                                    6,568,029.56

            Interest Accrual Period                                                                    30 days

            Total Interest Amount Due                                                        1,760,284.96
            Total Interest Distribution Amount                                               1,760,284.96

            Amount Available for Principal Distribution Amount                               4,807,744.60

            Total Principal Amount Available for Distribution                                3,693,177.46
            Principal Loss on Liquidated Assets                                                670,285.13
            Principal Distribution Shortfall Carryover Amount                                        0.00
            Overcollaterallization Writedown Amount                                                  0.00
            Overcollaterallization Reduction Amount                                                  0.00
            Accelerated Principal Distribution Amount for Current Period                             0.00
                                                                                             -------------
                                                                                             -------------
            Total Principal Amount to be Distributed                                         4,363,462.59

            Draw on Letter of Credit for Principal Distribution                                      0.00
            Excess Interest                                                                    444,282.01
            Reserve Account Deposit                                                                  0.00
            Reserve Account Release                                                                  0.00
            Class X Distribution Amount                                                        444,282.01
            Class R Distribution Amount                                                              0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)      Beginning Advance                                                           2,803,006.77
        (ii)     Monthly Servicer Advance (Reimbursement)                                      278,852.84
                                                                                             -------------
                                                                                             -------------
        (iii)    Ending Advance Balance                                                      3,081,859.61

     (B)Principal
        (i)      Beginning Advance                                                             216,277.96
        (ii)     Monthly Servicer Advance (Reimbursement)                                       23,636.11
                                                                                             -------------
                                                                                             -------------
        (iii)    Ending Advance Balance                                                        239,914.07

     (C)Total Servicer Advance
        (i)      Beginning Advance                                                           3,019,284.73
        (ii)     Monthly Servicer Advance (Reimbursement)                                      302,488.95
                                                                                             -------------
                                                                                             -------------
        (iii)    Ending Advance Balance                                                      3,321,773.68

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I) Target Overcollaterallization Amount                                             16,208,160.44
        (ii)Beginning Balance                                                                16,208,160.44
        (iiiWrite Down for Certificate Distributions                                                  0.00
        (iv)Overcollaterallization Addition Amount                                                    0.00
        (v) Overcollaterallization Reduction Amount                                                   0.00
        (vi)Ending Balance                                                                   16,208,160.44

     (B)Reserve Fund (if applicable)

        (i) Required Reserve Fund Balance                                                            0.00
        (ii)Beginning Reserve Fund Balance                                                           0.00
        (iiiDraws for Certificate Distributions                                                      0.00
        (iv)Excess Interest Deposited                                                                0.00
        (v) Reserve Fund Release                                                                     0.00
        (vi)Ending Reserve Fund Balance                                                              0.00

     (C)Letter of Credit (if applicable)
        (i) Beginning LC Balance                                                                     0.00
        (ii)Draw on LC for Interest Distribution                                                     0.00
        (iiiDraw on LC for Principal Distribution                                                    0.00
            Ending Balance                                                                           0.00


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i) Class A1
                               Pass-Through Rate                                                    6.81%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                      $ 1,245,755.87
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                 $ 1,245,755.87
                               Ending Carryover Balance                                               $ -
                               Interest Paid Per $1000                                             $ 5.12

        (ii)Class A2
                               Pass-Through Rate                                                    0.00%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                               $ -
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                          $ -
                               Ending Carryover Balance                                               $ -
                               Interest Paid Per $1000                                                $ -

        (iiiClass A3
                               Pass-Through Rate                                                    0.00%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                               $ -
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                          $ -
                               Ending Carryover Balance                                               $ -
                               Interest Paid Per $1000                                                $ -

        (iv)Class A4
                               Pass-Through Rate                                                    0.00%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                               $ -
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                          $ -
                               Ending Carryover Balance                                               $ -
                               Interest Paid Per $1000                                                $ -

     (B)Subordinate Certificates - Interest
        (v) Class M1
                               Pass-Through Rate                                                    7.94%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                      $ 160,763.10
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                 $ 160,763.10
                               Ending Carryover Balance                                               $ -
                               Interest Paid Per $1000                                             $ 6.61



        (i) Class M2
                               Pass-Through Rate                                                    8.27%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                      $ 122,797.24
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                 $ 122,797.24
                               Ending Carryover Balance                                               $ -
                               Beginning Carryover Writedown Interest                                 $ -
                               Current Writedown Interest                                             $ -
                               Current Carryover Writedown Interest Accrual                           $ -
                               Writedown interest Paid                                                $ -
                               Ending Carryover Writedown Interest                                    $ -
                               Interest Paid Per $1000                                             $ 6.89


        (iiiClass B1
                               Pass-Through Rate                                                    9.50%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                      $ 102,655.42
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                 $ 102,655.42
                               Ending Carryover Balance                                               $ -
                               Beginning Carryover Writedown Interest                                 $ -
                               Current Writedown Interest                                             $ -
                               Current Carryover Writedown Interest Accrual                           $ -
                               Writedown interest Paid                                                $ -
                               Ending Carryover Writedown Interest                                    $ -
                               Interest Paid Per $1000                                             $ 7.92

        (iv)Class B2
                               Pass-Through Rate                                                    9.50%
                               Beginning Carryover Interest                                           $ -
                               Current Interest Accrual                                      $ 128,313.33
                               Current Carryover Interest Accrual                                     $ -
                               Interest Paid                                                 $ 128,313.33
                               Ending Carryover Balance                                               $ -
                               Beginning Carryover Writedown Interest                                 $ -
                               Current Writedown Interest                                             $ -
                               Current Carryover Writedown Interest Accrual                           $ -
                               Writedown interest Paid                                                $ -
                               Ending Carryover Writedown Interest                                    $ -
                               Interest Paid Per $1000                                             $ 7.92


     (C)Senior Certificates - Principal

        (i) Class A1
                               Initial Certificate Balance                                   243,122,000.00
                               Initial Certificate Percentage                                      75.00%
                               Beginning Certificate Balance                                 219,677,743.92
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                         219,677,743.92
                               Current Principal Paid                                        4,363,462.59
                               Ending Principal Shortfall                                            0.00
                               Accelerated Principal Distribution                                    0.00
                               Ending Certificate Balance                                    215,314,281.33
                               Ending Pool Factor                                                  75.12%
                               Principal Paid per $1000                                             19.86
                               Total Class Distribution                                      4,363,462.59

        (ii)Class A2
                               Initial Certificate Balance                                           0.00
                               Initial Certificate Percentage                                       0.00%
                               Beginning Certificate Balance                                         0.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                                 0.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Accelerated Principal Distribution                                    0.00
                               Ending Certificate Balance                                            0.00
                               Ending Pool Factor                                                   0.00%
                               Principal Paid per $1000                                              0.00
                               Total Class Distribution                                              0.00

        (iiiClass A3
                               Initial Certificate Balance                                           0.00
                               Initial Certificate Percentage                                       0.00%
                               Beginning Certificate Balance                                         0.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                                 0.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Accelerated Principal Distribution                                    0.00
                               Ending Certificate Balance                                            0.00
                               Ending Pool Factor                                                   0.00%
                               Principal Paid per $1000                                              0.00
                               Total Class Distribution                                              0.00

        (iv)Class A4
                               Initial Certificate Balance                                           0.00
                               Initial Certificate Percentage                                       0.00%
                               Beginning Certificate Balance                                         0.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                                 0.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Accelerated Principal Distribution                                    0.00
                               Ending Certificate Balance                                            0.00
                               Ending Pool Factor                                                   0.00%
                               Principal Paid per $1000                                              0.00
                               Total Class Distribution                                              0.00
     (D)Subordinate Certificates - Principal

        (i) Class M1
                               Initial Certificate Balance                                   24,312,000.00
                               Initial Certificate Percentage                                       7.50%
                               Beginning Certificate Balance                                 24,312,000.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                         24,312,000.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Accelerated Principal Distribution                                    0.00
                               Ending Certificate Balance                                    24,312,000.00
                               Ending Pool Factor                                                   8.48%
                               Principal Paid per $1000                                              0.00
                               Total Class Distribution                                              0.00




        (ii)Class M2
                               Initial Certificate Balance                                   17,829,000.00
                               Initial Certificate Percentage                                       5.50%
                               Beginning Certificate Balance                                 17,829,000.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                         17,829,000.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Ending Certificate Balance- Excluding Writedowns              17,829,000.00
                               Ending Pool Factor                                                   6.22%
                               Principal Paid per $1000                                              0.00
                               Beginning Outstanding Writedown                                       0.00
                               Current Writedown/Writeup                                             0.00
                               Ending Certificate Balance- Including Writedowns                      0.00
                               Total Class Distribution                                              0.00


        (iiiClass B1
                               Initial Certificate Balance                                   12,967,000.00
                               Initial Certificate Percentage                                       4.00%
                               Beginning Certificate Balance                                 12,967,000.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                         12,967,000.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Ending Certificate Balance- Excluding Writedowns              12,967,000.00
                               Ending Pool Factor                                                   4.52%
                               Principal Paid per $1000                                              0.00
                               Beginning Outstanding Writedown                                       0.00
                               Current Writedown/Writeup                                             0.00
                               Ending Certificate Balance- Including Writedowns                      0.00
                               Total Class Distribution                                              0.00

        (iv)Class B2
                               Initial Certificate Balance                                   16,208,000.00
                               Initial Certificate Percentage                                       5.00%
                               Beginning Certificate Balance                                 16,208,000.00
                               Shortfall Carryover                                                   0.00
                               Current Principal Due                                         16,208,000.00
                               Current Principal Paid                                                0.00
                               Ending Principal Shortfall                                            0.00
                               Ending Certificate Balance- Excluding Writedowns              16,208,000.00
                               Ending Pool Factor                                                   5.65%
                               Principal Paid per $1000                                              0.00
                               Beginning Outstanding Writedown                                       0.00
                               Current Writedown/Writeup                                             0.00
                               Ending Certificate Balance- Including Writedowns                      0.00
                               Total Class Distribution                                              0.00


     (E)Total Certificate Balances

                                                                    Beg of Period               End of Period
         (i) Aggregate Balance of Certificates                     $ 290,993,743.92           $ 286,630,281.33
        (ii)Total Certificate Pool Factor                            92.5440767%                 91.1563747%


VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                     $ 23,996,726.48          7.92%         624        7.78%
        60-89 Days Delinquent                     $ 12,644,080.85          4.18%         325        4.05%
        90 Days or More Delinquent                $ 18,370,367.88          6.07%         474        5.91%
        Homes Repossessed or Foreclosed Upon       $ 4,767,676.24          1.57%         127        1.58%

        Bankruptcy*(included in above delinquency)  $7,954,028.03          2.63%         198        2.47%

        Extensions granted during period                                                  86
        Rewrites granted during period                                                     0


        * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

        (i) Beginning Cumulative Repurchased Contracts since cutoff                          $ 1,179,401.10
        (ii)Number of Contracts repurchased this period                                             24.00
        (iiiRepurchase Price of Contracts this period                                        $ 1,018,985.19
        (iv)Ending Cumulative Repurchased Contracts since cutoff                             $ 2,198,386.29

     (B)Repurchased Contracts -  Delinquent Loans
        (i) Beginning Cumulative Repurchased Contracts since cutoff                                   $ -
        (ii)Number of Contracts repurchased this period                                                 -
        (iiiRepurchase Price of Contracts this period                                                 $ -
        (iv)Ending Cumulative Repurchased Contracts since cutoff                                        -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                 Units       Scheduled Balance
            Beginning Repossession Inventory                                       101        $ 3,750,971.07
            Repossessions Incurred                                                  61        $ 2,121,293.16
            Less Repurchase of Delinquent Loans                                      0                $ -
            Less Repossessions Sold                                                 35        $ 1,104,587.99
                                                                                   =========================
                                                                                   =========================
            Ending Repossession Inventory                                          127        $ 4,767,676.24

            Principal Balance of Repossessions Liquidated                                   $ 1,104,587.99
                 Liquidation Proceeds Attributable to Principal                               $ 434,302.86
                                                                                             -------------
                                                                                             -------------
                      Principal Loss on Liquidation of Repo                                  $ 670,285.13
            Reimbursement to Servicer for Liquidation Expense                                         $ -
            Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                             -------------
                                                                                             -------------
            Net Liquidation Loss (Realized Loss)                                             $ 670,285.13

        Recoveries
            Liquidation Proceeds Attributable to Interest                                     $ 45,126.26
            Liquidation Proceeds Attributable to Principal                                   $ 434,302.86
            Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                             -------------
                                                                                             -------------
            Total Recoveries                                                                 $ 479,429.12
            Recovery Percentage of Principal Balance of Repossessions Liquidated                 43%



XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

            Where the Current Distribution Date of                                12/17/01
            is greater than the Earliest Crossover Date of                      February 28, 2006
                               And
            Subordinated Certificates Beginning Principal Balance of             71,316,000.00
            plus the Current Overcollateralization Amount of                     16,208,160.44
            divided by the Current Beginning Pool Principal Balance of           307,201,904.36
                                                                                 ------------
                                                                                 ------------
            Equals                                                                 28.49%
                                                                                 ------------
                                                                                 ------------
                               And is greater than the:
            Subordinated Initital Certificates Percentage of                       14.50%
            multiplied by the
            Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                                 ------------
                                                                                 ------------
            Equals                                                                 25.38%
                                                                                 ------------


        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  ----------------------------
            Current Mo                                                    11.82%
            1st Preceding Mo                                              10.89%
            2nd Preceding Mo                                               9.21%
            Average 60 Day Delinquency Ratio:                             10.64%    5.50%        FAIL

                                                                  Over 30 Days Delinquent
                                                                  ---------------------------
            Current Mo                                                    19.74%
            1st Preceding Mo                                              18.85%
            2nd Preceding Mo                                              17.34%
            Average 30 Day Delinquency Ratio:                             18.65%    8.50%        FAIL




                                                                                  Net Liquidation Losses
                                                  Ending Pool Bal                 (Realized Losses)
                                                  ----------------                ------------
            Current Mo                             302,838,441.77                       670,285.13
            1st Preceding Mo                       307,201,904.36                       266,378.91
            2nd Preceding Mo                       309,252,756.68                       111,755.46
                               ---------------------------------------------------------------------------
                               Total               919,293,102.81                1,048,419.50
                               ---------------------------------------------------------------------------
                               Divided by                       3
                               -----------------------------------
                               Average             306,431,034.27



            Sum of last 3 months of Losses                          1,048,419.50
            Divided by 3 month average of Pool Balance            306,431,034.27
            Annualized  (multiply by 4)                                        4
            Current Realized Loss Ratio:                                   1.37%       3.00%     PASS



            Beginning Cumulative Realized Losses                      533,963.34
            Net Liquidation Losses (Realized Losses)                  670,285.13
                                                                  ---------------
                                                                  ---------------
            Ending Cumulative Realized Losses                       1,204,248.47
            Divided by Initial Pool Principal Balance             324,163,208.88
            Cumulative Realized Loss Ratio:                                0.37%       7.00%     PASS



        Should Principal Be Distributed to the Subordinated Certificates?                          NO



The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance